UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)

Information Statement Pursuant to Section 14 (c) of

the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

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NEXT-ChemX Corporation

(Name of Registrant as Specified in its Charter)

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901 Mopac Expressway South, Building 1, Suite 300, Austin, Texas 78746

ir@next-chemx.com

+1 (512) 663 2690

INFORMATION STATEMENT

PURSUANT TO SECTION 14

OF THE SECURITIES EXCHANGE ACT OF 1934

AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

Dear NEXT-ChemX Stockholder:

A complete version of this Notice and Information Statement is made available on our Website (www.next-chemx.com/investor-information/corporate-documents/) and has been filed with the Securities and Exchange Commission (https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude) as at the close of business on Tuesday, April 25, 2023. This notice and the full information statement is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the direction of the Board of Directors of NEXT-ChemX Corporation, a Nevada corporation (the “Corporation”) to the Stockholders of the $0.001 par value per share of the common stock of the Corporation (the “Stockholders”), to notify such Stockholders of certain actions taken by written consent of the holders of a majority of the Common Stock voting securities dated April 24, 2023 (“Written Consent”) in accordance with 78.320.2 of the Nevada Revised Statutes and the Corporation’s governing documents. Such Written Consent was taken by Stockholders representing 83.8% of the total issued and outstanding voting power of the 28,446,834 shares of Common Stock of the Corporation (the “Majority Stockholders”). Pursuant to Rule 14(c)-2 of the Exchange Act, the certain actions to be taken pursuant to the Written Consent shall be taken on or about May 18, 2023, not less than twenty (20) days after this information statement is made available. Only Stockholders of common stock of record (“Stockholders of Record”) at the close of business on April 24, 2023 (the “Record Date”) are being given notice of the actions to be taken pursuant to the Written Consent and only Stockholders of Record are included in the calculation of the shares outstanding that are eligible to vote on the decisions to be made. This notice is being given solely for the purpose of informing Stockholders of Record of the corporate actions taken by Written Consent before they take effect. The details of the actions to be taken pursuant to the Written Consent are set forth in the information statement fully available on the websites of both: next-chemx.com and sec.gov/edgar.

The cost of furnishing this information statement will be borne by us. We will make this notice available to Stockholders of Record and request that brokerage houses, nominees, custodians, fiduciaries and other like parties holding the Corporation’s shares of Common Stock on behalf of third party owners on the Record Date forward this notice to such respective beneficial owners. The Information Statement is duly made available as set out above and may also be requested by Stockholders of Record by an email request to ir@next-chemx.com from an email address associated with the Stockholder of Record’s information on file with the Corporation.

THIS IS NOT A NOTICE OF A SPECIAL OR ANNUAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN. THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT HAVE BEEN APPROVED BY HOLDERS OF A MAJORITY OF OUR VOTING STOCK. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

By Order of the Board of Directors

Dated: April 25, 2023

/s/ Benton Wilcoxon
Chairman of the Board of Directors
Chief Executive Officer

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS HOLDING A MAJORITY OF THE VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF A MEETING OF THE STOCKHOLDERS, DATED APRIL 24, 2023

To the Holders of Our Common Stock:

NOTICE IS HEREBY GIVEN that on April 24, 2023, the Corporation’s Board of Directors and the Majority Stockholders adopted the Written Consent, in lieu of the annual meeting of the Stockholders approving the following actions:

1. The approval of changes to the Articles of Incorporation of the Corporation resulting in the revised and restated Articles of Incorporation of the Corporation attached hereto as Appendix A.

2. The approval of changes to the Bylaws of the Corporation resulting in the revised and restated Bylaws of the Corporation attached hereto as Appendix B.

3. The re-appointment of two (2) members to our Board of Directors to hold office until our 2024 Annual Meeting or until their respective successor(s) are elected and qualified.

4. The re-appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2023 fiscal year.

The entire cost of furnishing this Information Statement will be borne by the Corporation. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock as of the Record Date.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Corporation’s authorized capital consisted of 100,000,000 shares of common stock par value $0.001 (the “Common Stock”), and 5,000,000 shares of preferred stock par value $0.001 (“Preferred Stock”) of which none have been designated.

As of the Record Date, there are 28,446,834 shares of Common Stock of the Corporation issued and outstanding. No shares of Preferred Stock are issued and outstanding.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this information statement has been made available and notice of where to find the information statement has been sent to the Stockholders. The Corporation anticipates that the actions contemplated herein will be effected on or about the close of business on May 18, 2023.

Our principal executive offices are located at NEXT-ChemX Corporation, 901 Mopac Expressway South, Building 1, Suite 300, Austin, Texas 78746 USA and our telephone number is +1 (512) 663 2690.

When used in this Information Statement, the terms “we,” “us,” “our” “NEXT-ChemX” and “the Corporation” mean NEXT-ChemX Corporation, a Nevada corporation, and its business.

ABOUT THIS INFORMATION STATEMENT

What is the Purpose of this Information Statement?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify all Stockholders of Common Stock on the Record Date (Stockholders of Record) that the following corporate actions are expected to be taken on or around May 18, 2023:

● Approval of the revised and restated Articles of Incorporation of the Corporation attached hereto as Appendix A.

● Approval of the revised and restated Bylaws of the Corporation attached hereto as Appendix B.

● The appointment of two (2) members to our Board of Directors to hold office until our 2023 Annual Meeting or until their respective successor(s) is/are elected and qualified.

● The appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2023 fiscal year.

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above actions. Your consent to the above action is not required and is not being solicited in connection with these actions. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934 as well as generally to keep our Stockholders informed.

Why is no formal Stockholders’ Meeting be held?

In accordance with applicable rules and regulations and our Bylaws dated December 8, 2021:

(1)	Stockholders as of the close of business on the Record Date that held in excess of two-thirds (2/3) or 66.6667% of the voting power of the Corporation’s outstanding shares of Common Stock are required to carry the motions to change the Corporation’s Articles of Incorporation and Bylaws; and
(2)	Stockholders as of the close of business on the Record Date that held in excess of fifty percent (50%) of the voting power of the Corporation’s outstanding shares of Common Stock are required to carry the motions to elect the directors of the Corporation and to appoint its auditors; and
(3)	any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by Stockholders holding at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation.

On April 21, 2023, pursuant to the Written Consent signed by Stockholders owning 23,844,448 shares of Common Stock being eighty-three point eight percent (83.8%) of the 28,446,834 shares of Common Stock issued and outstanding, all the measures to be placed before the Stockholders at the 2023 annual general meeting were approved and are to be implemented on or around May 18, 2023.

FOR THIS REASON WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

THE ACTIONS PLACED BEFORE THE SHAREHOLDERS, HAVING EFFECTIVELY BEEN DECIDED BY A MAJORITY OF THE SHAREHOLDERS BY WRITTEN CONSENT, WILL BE IMPLEMENTED WITHOUT A SHAREHOLDERS’ MEETING NO SOONER THAN 20 DAYS FROM THE DATE OF COMMUNICATION OF NOTICE OF THIS INFORMATION STATEMENT.

Why did I receive a notice in the mail regarding the Internet and email availability of Information Statement materials instead of a full set of printed materials?

Pursuant to rules adopted by the Securities and Exchange Commission (SEC) which the Corporation follows voluntarily, we are making this Information Statement and our Annual Report for the year ended December 31, 2022 (Annual Report and, together with this Information Statement, the information statement materials) available to Stockholders electronically via the Internet and by email.

Stockholders will receive notification of the availability of the information statement materials and receive the information statement materials via email or if so requested, printed copies of the information statement materials will be sent. Please think of the environment and reducing our carbon footprint and where possible request materials only by email.

Instructions on how to request a printed copy may be found in this Information Statement. We believe that the electronic process via email expedites your receipt of the information statement materials and reduces the cost and environmental impact of printing information statement materials.

On or about April 25, 2023, Stockholders of record and beneficial owners of our common stock at the close of business on April 24, 2023 (Stockholders of Record) will be sent a Notice instructing them as to how to receive their information statement materials via the Internet or email.

How many votes are required to approve each proposal and how will this be voted?

Under our Bylaws, except as otherwise required by law, changes to the Articles of Incorporation and the Bylaws made by the Stockholders shall be effected by the affirmative vote of a qualified majority of two thirds of the votes cast at a Meeting at which a quorum is present.

Similarly, each nominee for director shall be elected to the Board by the affirmative vote of the majority of votes cast at a Meeting at which a quorum is present.

And in the same manner, the affirmative vote of a majority of shares cast at a Meeting at which a quorum is present is required to ratify the appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2023 fiscal year.

On April 21, 2023, Stockholders representing a majority of all the issued and outstanding shares of the Corporation agreed by Written Consent in accordance with section 78.320.2 of the Nevada Revised Statutes and the Corporation’s governing documents (1) to the items being proposed and (2) to enact such decisions on or around May 18, 2023. Since such Written Consent was taken by Stockholders representing 83.8% of the total issued and outstanding voting power of the 28,446,83 shares of Common Stock of the Corporation and considering this represents a clear majority on all the matters proposed and constitutes a quorum it may be taken that these decisions will be enacted on or around May 18, 2023.

As a result there will be no Stockholders’ meeting held.

What is the difference between holding shares as a Stockholder of Record and as a beneficial owner?

Some of our Stockholders hold their shares through a broker, trustee, bank, other financial intermediary, or other nominee rather than directly in their own name. As summarized below, there are some differences between Stockholders of Record and beneficial owners.

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, Equity Stock Transfer, 237 West 37th Street, Suite 602, New York, NY 10018, USA as of the close of business on April 24, 2023, you are considered the Stockholder of record with respect to those shares, and the Notice of the availability of the information statement will be sent to you, via mail, email or otherwise, directly to you by the Corporation.

Beneficial Owners

If your shares are held through a brokerage firm, trustee, bank, other financial intermediary, or other nominee, as of the close of business on April 24, 2023, you are considered the beneficial owner of those shares held in “street form”. The Notice of information statement materials will be made available, via mail, email or otherwise, by the Corporation to your broker, trustee, bank, other financial intermediary or other nominee (the “intermediary”) and they will forward this notice to you.

What Corporate matters did the Majority Stockholders vote for?

The Majority Stockholders have voted in favor of the following Proposals:

●	Approval of the revised and restated Articles of Incorporation of the Corporation.

●	Approval of the revised and restated Bylaws of the Corporation.

●	The appointment of two (2) members to our Board of Directors to hold office until our 2023 Annual Meeting or until their respective successor(s) is/are elected and qualified.

●	The appointment of BF Borgers CPA PC, as our independent registered public accounting firm for the 2023 fiscal year.

Will any other actions be taken resulting from the Written Consent?

No.

Will the results of the decisions of the Written Consent be additionally published?

We will report on Form 14-C in a definitive Information Statement the results of the decision-making process when it takes effect approximately 20 days’ time after this notice. The definitive Information statement will be made available on our Corporation Website (www.next-chemx.com/investor-information/corporate-documents/) and on the Securities and Exchange Commission website under our Corporation name and trading symbol “CHMX” (https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude) on or around May 18, 2023.

Am I being solicited or required to vote?

No. Since a clear majority of the issued and outstanding shares of Common Stock of the Corporation have already pledged to adopt the decisions required to be decided at the Annual Meeting by Written Consent made on April 21, 2023 in accordance with section 78.320.2 of the Nevada Revised Statutes and the Corporation’s governing documents, additional votes are not required and proxies from other Stockholders are not being sought. The decisions made will be acted on by Written Consent on or around May 18, 2023 in accordance with Rule 14(c)-2 of the Exchange Act.

Is there a list of Stockholders of Record?

A list of Stockholders of Record may be obtained by our Stockholders of record from the President of the Corporation via an email request sent to ir@next-chemx.com. If you are a beneficial owner, such request should be made through the Stockholder of record holding your shares.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING AND OTHER STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “expects,” “projects” “anticipates,” “intends,” “plans,” “believes,” “sees,” “estimates” and variations of such words and similar expressions that are intended to identify such forward-looking statements. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter. Such reports should be read in their entirety, however, attention is particularly drawn to the disclosure of risk factors. The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document or in any documents or verbal statements which may be made during the Annual General meeting or in answers to questions made by Stockholders.

ACTION 1: ADOPTION OF CHANGES TO THE ARTICLES OF INCORPORATION

Summary

In preparation for holding meetings virtually, the majority stockholder has decided to implement changes to the Articles of Incorporation of the Corporation to state unequivocally the Corporation’s ability to hold meetings of stockholders by means of remote communication with the procedures for such meetings being further set out in the By-Laws and supplemented by procedures fixed by the Board of Directors from time to time. In addition the minimum number of directors was changed from one to two. Other changes made were to improve clarity and to correct typographical errors.

Changes will be announced on Form 8-K once they take effect.

ACTION 2: ADOPTION OF CHANGES TO THE BYLAWS OF THE CORPORATION

Summary

To bring the Bylaws in line with the changes made to the Articles of Incorporation as well as to introduce certain other modifications to shareholder rights, Director powers and the holding of Board Meetings, changes were adopted to take effect on or about May 18, 2023 modifying the Bylaws. A summary of the changes is as follows:

To provide specifically and confirming the provisions of applicable law, that any action required or permitted to be taken at any stockholder meeting may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, provided however, where a different proportion of voting power is required for any action, then that different proportion of written consents is required.

To allow specifically for stockholders to receive all notices via email.

To allow for all meetings of the stockholders to be held (a) In Person, (b) virtually, or (c) as hybrid meetings. Virtual meetings are held using some form of remote communication; hybrid meetings are held with stockholders attending both in person and by remote communication. Where remote communication is allowed, stockholders must be able to (1) participate, (2) be deemed present and (3) vote. The Board of Directors shall specify the form of any stockholders’ meeting by resolution.

To clarify and modify the rules under which a stockholder may propose candidates for election to the Board of Directors and how motions may be put forward for consideration at stockholder meetings:

1) nominations to the Board of Directors: where made by Stockholders must be made to the Corporate Secretary by mail or email within the period of three months immediately prior to the Corporation’s fiscal year end for possible inclusion in the next annual general meeting. Nominations must go before the Board of Directors or board committee to examine the suitability of the candidate prior to inclusion in the election list. The process of vetting will include interviews and the possibility of requiring additional information on the candidate and should be completed before the earlier of the deadline for the publication of the Annual Report or March 31 of the year in which the annual general meeting is to be held; and

2) other proposals for consideration at the Stockholders’ meeting: should be sent not less than 30 days nor more than 90 days prior to March 31.

To require regular quarterly meeting of the Board of Directors following presentation of the quarterly financial statements and the draft annual report to the stockholders, as well as immediately following the annual general meeting or the announcement of the entry into force of decisions made by the majority of the stockholders. Such meetings may be replaced by a unanimous written decision. All Directors meetings may be held virtually using the Internet or any other means of remote communication. Notices of meeting by the Directors may be sent physically or electronically to email with 24 hours prior notice of the Meeting.

To provide for the temporary suspension of any Officer of the Corporation by the Corporate Governance Committee for a period of not more than five (5) days pending the convening of a special board meeting.

To provide clarification of the ability of a transfer agent to manage certain shareholder records.

To restrict the access by stockholders to the books and records of the Corporation any stockholder who has been a stockholder for at least six (6) months and who controls at least five percent (5%) of the outstanding shares (or who is authorized by the holders of at least five percent (5%) of the outstanding shares). Such Stockholders may, upon written demand under oath stating the purpose thereof, request copies of the documents held by the registered agent or transfer agent of the Corporation. These documents are limited to (1) the articles of incorporation and all amendments thereto, (2) the bylaws and all amendments thereto and (3) a stock ledger (or a duplicate stock ledger), revised annually, containing the names, alphabetically arranged, of all persons who are stockholders, showing their places of residence, if known, and the number of shares they respectively hold.

Other changes include replacing the abbreviation of ‘CEO’ with the title ‘Chief Executive Officer’; and using ‘Corporate Secretary’ in place of ‘Secretary’; clarification of the role of President as a chief operating officer; establishing the role of Chief Financial Officer as equivalent to that of Treasurer with such office having responsibility for tax and regulatory filings relating to finance; clarification of the role of the Corporate Governance Committee, when created, as appointing officers and fixing executive remuneration;

Changes will be announced on Form 8-K once they take effect.

ACTION 3: ELECTION OF DIRECTORS

Summary

Our entire Board is elected annually by our Stockholders and currently consists of two members. During the course of 2023, it is anticipated that the number of directors will be increased to not less than three not more than five with the addition of new “independent directors”. At present, however, both directors are standing for re-election for a one-year term, to hold office until the 2024 Annual Meeting of Stockholders and until their successors have been elected and qualified.

The nominees for re-election are: Benton Wilcoxon and J. Michael Johnson.

Each of the director nominees is willing and able to stand for election and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.

Director Nominees

The biography of each of the nominees is listed below and contains information regarding the person’s service as a director for NEXT-ChemX Corporation; their business experience, other public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director in light of our business and structure.

ACTION 2: APPOINTMENT OF BF BORGERS CPA PC, AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2023 FISCAL YEAR

Our independent registered public accountants are appointed annually by the Stockholders for the year in hand and will carry out the review of quarterly financial statements and the full audit of our 2023 year-end financial statements. They also review the SEC filings relating to our accounts. BF Borgers performs 10-K audits and 10-Q quarterly reviews according to PCAOB standards for over 80 publicly traded companies around the world. These companies range from start-up and development stage to successful mid-market companies.

BF Borgers has been the appointed auditor for the Corporation since 2020.

NOMINEES FOR DIRECTOR ELECTED UNDER THE WRITTEN CONSENT.

Benton H Wilcoxon

Mr. Wilcoxon has served as a Director and Chief Executive Officer of NEXT-ChemX Corporation for two years and approximately 2 months since April 2021. Benton is an accomplished American entrepreneur with a world-class talent for integrating new material technologies into revolutionary products. He has founded upwards of 10 companies to commercialize new products, most notably Ashurst Technology Ltd (“Ashurst”) and Composite Technology Corporation (“CTC”). As the head of Ashurst, he identified and was the first to develop and commercialize aluminum scandium alloys for aerospace, marine and sports equipment applications. In that role and subsequently he developed and operated scandium extraction from solutions of ore bodies and processed tailings. Wilcoxon founded CTC to develop and commercialize a new bare overhead electrical conductor for high voltage transmission lines that provided a leap forward in grid efficiency and operation capabilities. The transmission technology has now been deployed in over 1,100 projects across 65 countries. The technology is currently estimated by CTC to reduce CO2 emissions by over 4.365 million metric tons every year. End users include some of the largest utilities in the world including American Electric Power in the USA, National Grid in the UK and State Grid in China. He also headed DeWind, which commercialized the first synchronous large megawatt wind turbines before its sale and transfer to Daewoo. Mr Wilcoxon has worked for many years designing and exploring various material extraction and refining technologies including chemical, osmotic, filtration and autoclave processes to more advanced and experimental systems.

J. Michael Johnson

Mr. Johnson has served as Director, President, and Financial Officer of NEXT-ChemX Corporation for two years and approximately 2 months since April of 2021. Mr. Johnson brings professional experience gained from his services to a variety of public and privately held middle market businesses for over 30 years. For over 5 years Mr. Johnson has been the CEO of Future Capital Holdings that has filed a medical patent before entering the distressed asset market in late 2021. Mr. Johnson’s financial career began at Fidelity Investments in 1990 in the institutional trading division. From approximately 1992-2001 Mr. Johnson worked at various broker dealers in both retail and institutional sales. During this timeframe Mr. Johnson also was a 25% partner in Southern California Equity Group, Inc. a franchise broker dealer located in La Jolla California. During these years Mr. Johnson participated in IPO’s, secondary offerings, debt, equity financings, as well as private placements both on the retail and institutional level. In 2002, Mr. Johnson became an independent consultant working for various small cap growth companies providing services for his client to raise capital and navigate through the public markets. His primary focus has been identifying funding sources, structuring financings and negotiating the terms of the capital. Mr. Johnson was instrumental in arranging for Mr. Wilcoxon and his team to commercialize the Membrane Extraction Technology through the Corporation. Mr. Johnson received his Bachelor of Science degree in Economics in 1989 from Fitchburg State University.

CORPORATE GOVERNANCE OVERVIEW

Overview of the Current Situation

Following the reorganization of the Corporation’s business in April 2021 and the changing of the Board of Directors as well as the complete refocus of the business away from management services to the development of new products, specifically the Membrane Extraction Technology (SIC Code: 3559), the Corporation found itself with a small technology team developing what may potentially become a ground breaking approach to the extraction of ions from solutions, including lithium, calcium, magnesium, and other elements. The team has been focusing on the completion of intellectual property protection, pilot plant development and other essential steps in the commercialization of the technology. Senior staff has been added slowly due the start-up nature of the business and the lack of job security this entails as well as financial constraints. These factors have inhibited the Board’s efforts to introduce the full array of corporate governance measures.

The Board is, however, strongly committed to transparency, good governance, accountability, and independent oversight. For this reason, this information statement will highlight certain deficiencies in the current Board structure as well as the lack of independent control that is the hallmark of early development stage companies that are focused on internal results in the shortest period.

We currently have no independent directors. Our directors are entrepreneurs dedicated to building the business and focused on results. The inertia required to overcome the difficulties inherent in a start-up is considerable, however, while concentrating on this development, the Board is committed also to progressing in the shortest period to the introduction of Board independence and regulation by independent Board committee and regular oversight.

At present, the Board has passed certain Corporate Governance Guidelines that will act as the guide to the introduction of good governance over time. These guidelines are available to Stockholders of record on demand via email (m.johnson@next-chemx.com) and is posted on the Corporation’s website under Investor Information.

Included in the Corporate Governance Guidelines is the provision for the establishment of 3 Board Committees:

(1) the Audit Committee (“NCX Audit Committee”);

(2) an Executive Compensation and HR Committee (“ECHR Committee”); and

(3) a Board Nomination and Corporate Governance Committee (“Board NCG Committee”)

The Chairman will be actively seeking, with the help of third parties, independent board candidates to enhance the Bord performance. However, the full Board currently remains responsible for the final approval of any new director candidates, as well as the nomination of existing directors for re-election.

Chief Executive Officer Succession

It is anticipated that during the next 12 months the Corporation will be putting in place measures to cope with and plans for the succession for our Chief Executive Officer (and other executive officers, as appropriate). Our Chief Executive Officer will discuss with the Board and document his recommendations. He will evaluate potential successors to his position, including where possible in the event of an emergency. The Chief Executive Officer will review and suggest induction and education plans recommended for both external candidates and those who are current employees of the Corporation.

Board Leadership Structure

Our Board believes that it is important that it retain flexibility to make the determination as to whether the interests of the Corporation and our Stockholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board, or whether the roles should be separated based on the circumstances at any given time. At present, given the needs of the Corporation, it has been determined that these roles are best served by Mr. Wilcoxon holding both positions. Cognizant of the need to provide for oversight in this case, during 2022 and following the appointment of independent directors to the Board, our Corporate Governance Guidelines call for the Board to appoint a “Lead Independent Director” where the Chief Executive Officer and Chairman of the Board roles are combined, (or even where an individual Chairman is not otherwise independent).

The Corporation anticipates that a Lead Independent Director will be so nominated before the next annual general meeting.

The Lead Independent Director will preside over meetings of our non-management directors, serve as liaison between our Chairman and the independent directors, work with the Chairman to establish agendas for Board and committee meetings, raise issues with management on behalf of the independent directors, consult with committee leadership, and carry out other duties as requested by the Board. The Lead Independent Director also has the authority to call meetings of the Board and special meetings of independent or non-management directors, as needed.

Board Evaluations

Our Board of Directors will conduct annual self-evaluations, that are anticipated to be overseen by the Corporate Governance Committee.

Risk Oversight

Our Board oversees an eclectic, enterprise-wide approach to risk management, analyzing through our strategic goals the potential issues that may arise during implementation. The focus is on risk anticipation, training and preventive measures as well as improving and adapting long-term organizational performance to become more resilient and better able to cope with adverse circumstances. A major factor in our risk assessments and prevention plans is the intellectual property protection work and this is contracted to a third-party specialist company with specific, targeted expertise in this area.

A fundamental part of risk oversight is to understand the individual risks our Corporation faces, And the formulation of the steps management must take to mitigate those risks, including the framework used by management for coordinated oversight, control, and continuous improvement of processes all of which are used to manage risk and to assess management’s appetite for risk.

It is management’s responsibility to manage risk and bring material risks facing our Corporation to the Board’s attention.

Our Board is fully aware of the risks relating to strategic and operational initiatives, business continuity, cybersecurity, financial performance and legal developments, which are each integrated with enterprise-risk exposures. The involvement of the full Board in approving our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy.

Communications with the Board

Stockholders and other interested parties who wish to communicate directly with any member of our Board, the Board as a group, or our non-management directors as a group, may do so by writing to the Board of Directors (c/o the Chairman) or Non-Management Directors (when appointed, c/o the Lead Independent Director or Corporate Secretary) at NEXT-ChemX Corporation, 901 Mopac Expressway South, Building 1, Suite 300, Austin, Texas 78746, United States or by contacting us via email at ir@next-chemx.com. Please note that communications may be reviewed by legal counsel to review and organize, but not screen, communications from Stockholders and other interested parties subsequently to deliver them to the Board or non-management directors, as applicable. We will screen commercial solicitations for appropriateness.

Related Party Transactions

Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Corporation and any of the following have an interest: (1) any person who is or was (since April 27, 2021), even if they do not presently serve in that role) an executive officer, director or director nominee; (ii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iii) any immediate family member of any of the foregoing; or (iv) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest). We do not include salary as a related party disclosure.

Code of Conduct

We maintain a Code of Conduct, which has been approved by our Board, to ensure that our directors, employees and officers, including our Chief Executive Officer and Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on demand for our Stockholders by requesting a copy to ir@next-chemx.com.

Sustainability

All human systems and most natural processes consume resources. The Corporation seeks to ensure that its systems and procedures use resources that are replaceable where possible (taking care that they are replaced or are scheduled to be replaced) and does not waste essential depletable resources unnecessarily. In this manner, we endeavor to reduce our environmental footprint across our organization. Proactively, we design our approaches and solutions in such a manner as to limit the disruption of surrounding and interconnected systems. In terms of society, we engage with and support the communities wherein we operate. We endeavor to conduct our operations in a responsible and ethical manner, and, internally, we aim to advance the growth, capabilities and wellbeing of our employees.

Our principal product in development, our extraction system is designed to remove targeted ions without the overapplication of heat energy or the creation of expensive pressure and without the necessity of large amounts of water that can deplete water resources in the area of operation. We aim to avoid toxic chemical usage that can lead to contaminations and that have some inevitable effect on the environment, that require an increase in the costs of clean-up or that raise problems of disposal. For more information please refer to our website www.next-chemx.com, or to the information disclosed in our most recent Annual Report on Form 10-K available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1657045/000149315223009838/form10-k.htm).

These philosophies and approaches are what we mean when we claim a sustainable approach to our work and environment. It is better described as a drive to a harmonious co-existence with our environment, with corelated or neighboring systems both natural and manmade and with the least unnecessary disruption or hazard for the present or future generations.

These policies are not as yet having an important effect, but the foundations will be laid prior to our commencing production and deployment of our products and systems, and we will report on the results as we move forward.

MEETINGS AND BOARD COMMITTEES

Board Meetings and Director Attendance

The Board met fourteen (14) times in 2022. Three (3) of these meetings were called in the ordinary manner and the remaining eleven (11) were conducted by unanimous written consent with the discussions and issues being weighed by conference prior to the elaboration of the minutes. Both of the incumbent directors participated in the input and elaboration of all the decisions of the Board.

Committees

There were no Committees established and operational during 2022 and to date. There are no independent director members of the Board. It is anticipated that this situation will change during 2023 beginning with the appointment of independent directors and the creation of the Audit Committee.

DIRECTOR COMPENSATION

Director Compensation

The Directors of the Corporation who are also both executives are paid $10,000 per month each for their work as executives. Currently no Director is remunerated for his work as a Director or as Chairman or for sitting on any committee of the Board. Moreover, due to the Corporation remaining in the initial stages of its development and the lack of operating capital, all director/executives have agreed to forego both regular salaried remuneration and reimbursement of unpaid expenses. An executive officer’s unpaid remuneration will accrue until paid by the Company, however, the executive have the right, but not the obligation, to be paid all or a portion of his accrued and unpaid salary in shares of the Company’s common stock if he so elects on the first business day of each calendar quarter.

There are currently no welfare plans organized by the Company and available to Directors. However, the Chairman currently receives certain medical insurance benefits that permit treatment in the US and Internationally.

During fiscal 2022, neither of the Directors of the Corporation received cash payments as remuneration.

Future Independent Director Remuneration.

It is anticipated that the Lead Independent Director will receive an annual cash fee of $30,000 and the chairman of the Audit Committee will receive an annual cash fee of $18,000 as well as options to acquire shares in the Corporation. The salaries of other committees have as yet not been considered.

Each non-employee director will receive an annual cash retainer and fees on a quarterly basis. It is anticipated that each non-employee director will also receive an equity award in lieu of payment and options to acquire the shares of common stock of the Corporation.

Employee Directors Remuneration

Officers, Executives and Employees of the Corporation all have employment Agreements with the Corporation. Directors who are also Executives of the Corporation receive no additional compensation for serving on the Board or its committees.

In June of 2022, the employment agreements of all the Executive Officers of the Corporation were modified (the new agreements being disclosed in the Annual Report filed on Form 10-K as modified by the Annual Report on Form 10-K/A filed with the Securities Exchange Commission on April 21, 2023. An important change contained in such agreements was the right granted to certain key executives owed more than $50,000 in salary remuneration to receive the full amount of any back salary remuneration multiplied by 3 1/3 in the event that there is a change of control of the Company, in particular where any individual or group of investors acquires over 50% of the Company’s voting stock. However, should such executives have received the full amount of their past due salary prior to the change of control, no additional remuneration shall be due in this respect. Executives benefiting from this provision may convert any multiplied back salary into shares at the same price at which the change of control was affected.

The Chairman of the Corporation is paid $10,000 per month. He has voluntary agreed to forego any increase in salary due from July 1, 2022 until either (i) confirmation by an independent Corporate Governance Committee of such increase or (ii) when, in the unanimous determination of the Board of Directors, the Corporation (a) is considered to have reached a level of market confidence in the Corporation’s technology or the commercialization of the technology commences with a completed pilot plant, or otherwise generally at the discretion of the Board of Directors.

If located abroad certain executives may receive housing allowances or other expenses as an incentive or related to the difficulty of life in such locations.

No options or other forms of compensation have been granted to the Corporation’s Directors, Executives or employees to date.

Other Payments and Benefits

We are obliged to pay for, or reimburse our directors for, transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. We also extend directors’ and officers’ indemnity insurance coverage to each of our directors.

EXECUTIVE OFFICERS

Our Executive Officers

As April 24, 2024, we had three executive officers two of whom serve as directors of the Corporation:

Benton H Wilcoxon

Mr. Wilcoxon has served as Chief Executive Officer of the Corporation for two years since April 2021. His biography is given under the Section of Board Directors above.

J. Michael Johnson

Mr. Johnson has served as President, and Financial Officer of the Corporation for two years since April of 2021. His biography is given under the Section of Board Directors above.

Dominic J. Majendie

Mr. Majendie has served as Vice President, Business Development since October 1, 2021. Educated in England and at Geneva University he obtained a Masters equivalent in Law. Dominic Majendie has held a variety of senior managerial positions including as an officer and director of US publicly traded companies over a period of 40 years. He has worked extensively in the commercialization of new technologies in materials science, energy storage and overhead power cables developing marketing strategies and organizing the introduction of new products in international markets. Notably he has worked in senior positions with Mr. Wilcoxon in both Ashurst Technology Corporation and Composite Technology Corporation. Mr. Majendie has organized businesses in Telecommunications, V-Sat and social media systems, as well as more recently managing the manufacturing operations of a thermoplastic injection molding and extrusion facility in the Middle East. He has managed complex projects and consulted in the UK on business reorganizations as well as for the Qatari Governmental think tank examining questions of sustainability and food security. He has worked extensively in North America, Europe, Ukraine, and the Middle East.

CERTAIN BENEFICIAL OWNERSHIP MATTERS

Security Ownership of Principal Stockholders

Set forth below are Stockholders known by us to be the beneficial owner of more than 5% of our Common Stock, $0.01 par value, as of April 24, 2023. As of April 24, 2023, there were 28,446,834 shares of our common stock outstanding.

Name and Address	Number of Shares	Beneficially Owned	Percent of Shares
NEXT-ChemX Texas	23,844,448	See Note *	83.8%
Ann Mollicone	1,873,570	Ann Mollicone	6.6%
Arastou Mahjoory	1,821,495	Arastou Mahjoory	6.4%

* Note:	The shares owned by NEXT-ChemX (Texas) are beneficially owned by the shareholders of that company; the major shareholders of NEXT-ChemX Texas are: NextMetals Ltd (66.54%), Dr Kocherginsky (20.97%), J. Michael Johnson (5.50%), and 6.99% is owned by 2 other smaller shareholders .

STOCKHOLDER PROPOSALS AND COMPANY INFORMATION

Stockholder Proposals and Director Nominations

Stockholder proposals and director nominations for the 2024 Annual Meeting of Stockholders must be delivered to or mailed or emailed and received by our Corporate Secretary at our principal executive office to be timely, a stockholder’s notice shall be received by the Corporate Secretary at the principal executive office of the Corporation prior to the expiry of the deadline as set out below:

If for a director nomination, on or before December 31, 2023. Director nominations submitted for inclusion at out 2024 Annual General Meeting must be received no earlier than October 1, 2023 and no later than December 31, 2023. Director nominations by our Stockholders will go before the Board NCG Committee or, if this committee is not formed, before the Board to examine the suitability of the candidate concerned. Initial notice should contain the following information: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934; notice shall also include the following information relating to the Stockholder giving the notice, (a) the name and record address of such stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder. The Corporation may require additional information prior to inclusion of the candidacy of any proposed director and the candidate proposed should be interviewed by the Board and the Chairman of the Corporation before March 31, 2024.

If for any other matter (that can be brought before the stockholders’ meeting), on or before March 31, 2024 but not earlier than January 1, 2023. Notice must include the following information for each separate matter brought before the annual meeting: (a) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the annual meeting and, in the event that such business includes a proposal to amend any document, including these bylaws, the language of the proposed amendment, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder and (d) any material interest of such stockholder in such business or matter to be brought before the meeting, including a conflict of interest with the Corporation if any.

Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at NEXT-ChemX Corporation, 901 Mopac Expressway South, Building 1, Suite 300, Austin, Texas 78746, USA

Annual Report to Stockholders and Form 10-K

Our 2021 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2021 is available on:

our website: https://www.next-chemx.com/investor-information/corporate-documents/;

the SEC Website: https://www.sec.gov/edgar/browse/?CIK=1657045&owner=exclude; and

the NASDAQ website: https://www.nasdaq.com/market-activity/stocks/chmx/sec-filings.

Householding of Notice Given

Applicable rules permit us and brokerage firms to send one Notice to multiple Stockholders who share the same address unless we have received instructions to the contrary from one or more of the Stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of our Notice but you wish to receive only one copy for your household or (ii) you currently receive only one set of documents due to householding and wish to revoke your consent for future mailings, please contact ir@next-chemx.com.

OTHER INFORMATION

Websites

Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein.

NEXT-ChemX Corporation disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

EXHIBITS

Appendix A: Copy of the revised and restated Articles of Incorporation of the Corporation approved by the Majority Shareholder;

Appendix B: Copy of the revised and restated Bylaws of the Corporation approved by the Majority Shareholder.

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

NEXT-ChemX Corporation

The undersigned duly elected President and Corporate Secretary of NEXT-ChemX Corporation, a corporation organized and existing under and by virtue of the Nevada General Corporation Law (the “Corporation”), do hereby certify :

FIRST: That the Board of Directors of NEXT-ChemX Corporation, unanimously at an extraordinary meeting held on April 14, 2023, has adopted resolutions approving the amendments to the Articles of Incorporation as set forth below.

SECOND: That by action of the majority of the Shareholders of NEXT-ChemX Corporation, a resolution was duly adopted setting forth the proposed amendment to the Corporation’s Articles of Incorporation with the entry into force of such amendment fixed on or about May 18, 2023. The resolution setting forth the proposed amendment is as follows:

voting the Majority Shares in accordance with Section 78.320.2 [of the Nevada Revised Statutes, the Majority Shareholder], has, by this written consent, decided on the following resolutions of the Stockholders of the Corporation:

RESOLVED: The Shareholders of this Corporation hereby approve the following amendment to the Corporation’s Articles of Incorporation, so that, as amended, the Corporation’s Articles of Incorporation shall be and read as follows:

FIRST. The name of the Corporation is:

NEXT-ChemX Corporation

SECOND. Its registered office will remain in the State of Nevada is located at 3773 Howard Hughes Parkway, Las Vegas, Nevada 89169.

The Corporation may maintain an office, or offices, in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors, or by the By-Laws of the Corporation, and that this Corporation may conduct all Corporation business of every kind and nature, including the holding of all meetings of Directors and Stockholders, outside of Nevada, within the State of Nevada as well as held solely by means of remote communication as further set out in the By-Laws and supplemented by procedures fixed by the Board of Directors from time to time.

THIRD. The objects for which this Corporation is formed are: To engage in any lawful activity, including, but not limited to the following:

(A)	Shall have such rights, privileges and powers as may be conferred upon corporations by any existing law;

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(B)	May at any time exercise such rights, privileges and powers, when not inconsistent with the purposes and objects for which this Corporation is organized;

(C)	Shall have power perpetually or until dissolved and its affairs wound up according to law;

(D)	Shall have power to sue and be sued in any court of law or equity;

(E)	Shall have power to make contracts;

(F)	Shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Nevada, or in any other state, territory or country;

(G)	Shall have power to appoint such officers and agents as the affairs of the Corporation shall require, and to allow them suitable compensation;

(H)	Shall have power to wind up and dissolve itself, or be wound up or dissolved;

(I)	Shall have power to adopt and use a common seal or stamp and alter the same at pleasure. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document;

(J)	Shall have power to borrow money and contract debts when necessary or the transaction of its business, or for the exercise of its corporate rights, privileges for franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures, and other obligation and evidences of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, of money borrowed, or in payment for property purchased, or acquired, or for any other lawful object;

(K)	Shall have power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence of the indebtedness created by, any other corporation or corporations of the State of Nevada, or any other state or government, and, while owners of such stock, bonds, securities or evidences of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any;

(L)	Shall have power to purchase, hold, sell and transfer shares of its own capital stock, and use therefor its capital surplus, surplus or other property or fund;

(M)	Shall have power to conduct business, have one or more offices, and hold, purchase, mortgage and convey real and personal property in the State of Nevada, and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia, and any foreign countries;

(N)	Shall have power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its certificate or articles of incorporation, or any amendment thereof, or necessary or incidental to the protection and benefit of the Corporation, and, in general, to carry on any lawful business necessary or incidental to the attainment of the objects of the Corporation, whether or not such business is similar in nature to the objects set forth in the certificate or articles of incorporation of the Corporation, or any amendment thereof;

(O)	Shall have power to make donations for the public welfare or for charitable, scientific or educational purposes; and

(P)	Shall have power to enter into partnerships, general or limited, or joint ventures, in connection with any lawful activities, as may be allowed by law.

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FOURTH. Section 1. Authorized Common and Preferred Stock. That the total number of common stock authorized that may be issued by the Corporation is ONE HUNDRED MILLION (100,000,000) shares of stock ($.001) par value and the total number of preferred stock authorized that may be issued by the Corporation is FIVE MILLION (5,000,000) shares ($0.001) par value and no other class of stock shall be authorized. The description of the Preferred Stock with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications and rights thereof are as follows:

Preferred Stock

(A)	Preferred Stock may be issued, from time to time, in one or more Series, each of such Series to have such terms as are stated and expressed herein and in the resolutions, providing for the issue of such Series adopted by the Board of Directors as hereinafter provided.

(B)	The Board of Directors, subject to the provisions hereof, may classify or reclassify any unissued Shares of Preferred Stock into one or more Series of Preferred Stock by fixing or altering in any one or more respects, from time to time, before issuance of such unissued Shares:

(i) The distinctive designation of such Series and the number of Shares to constitute such Series;

(ii) The annual dividend rate on the Shares of such Series, the time of payment, whether or not dividends thereon shall be cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative;

(iii) The price at and any terms and conditions on which Shares may be redeemed;

(iv) The sinking fund provisions for the redemption or purchase of Shares;

(v) The amount payable on the Shares of such Series in the event of voluntary liquidation, dissolution, or winding up of the Corporation;

(vi) The amount payable on the Shares of such Series in the event of involuntary liquidation;

(vii) Whether or not the Shares of such Series shall be convertible into Shares of stock of any other class or classes, and if so convertible, the terms and conditions of such conversion;

(viii) The limitations and restrictions, if any, to be effective while any Shares of such Series are outstanding, upon the payment of dividends or making of other distributions on the Common Stock or any other class or classes of stock of the Corporation ranking junior to the Shares of such Series;

(ix) The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or any subsidiary and the conditions or restrictions, if any, upon the issuance of any additional stock (including additional Shares of such Series or of any other Series) ranking on a parity with or prior to the Shares of such Series as to dividends or upon liquidation;

(x) Any right to vote with holders of Shares of any other Series or class and any right to vote as a class, either generally or as a condition to specified corporate action; and

(xi) Such other preferences, rights, restrictions, and qualifications as shall not be inconsistent herewith.

(C)	All Shares of any Series of Preferred Stock shall be identical with each other in all respects, except that Shares of any one Series issued at different times may differ as to the dates from which dividends thereon shall be cumulative, if cumulative dividends have been designated for such Series, and all Series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section (2) hereof.

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(D)	The Preferred Stock is senior to the Common Stock, and the Common Stock is subject to the rights and preferences of the Preferred Stock as herein set forth.

(E)

(i) The holders of Preferred Stock of each Series shall be entitled to receive, and the Corporation shall be bound to pay, out of any funds legally available for such purpose, when and as declared by the Board of Directors, cash dividends thereon at such rate and payable at such times as shall be fixed and determined for such Series as herein set forth. Dividends with respect to each Series of Preferred Stock shall be cumulative or non-cumulative, as determined by the Board of Directors, and shall accrue from such date or dates as shall have been fixed and determined with respect to such Series by the Board of Directors as herein provided.

(ii) In no event, so long as any Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, or any distribution be made or ordered in respect of, the Common Stock or any other class of stock ranking junior to the Preferred Stock, or any moneys be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of Shares of Common Stock or of any other such junior class of stock, unless:

(a) Full cumulative dividends on the Preferred Stock of all Series for all past dividend periods shall have been paid with respect to any outstanding Preferred Shares having cumulative dividend rights, and the full dividend on all outstanding Shares of Preferred Stock of all Series for the then current dividend period, if any, shall have been paid or declared and set apart for payment; and

(b) The Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for sinking funds, if any, for the Preferred Stock of all Series for the then current year, and all defaults, if any, in complying with any such sinking fund requirements in respect of previous years shall have been made good.

(iii) Subject to the foregoing provisions respecting the Preferred Stock, and not otherwise, dividends, payable in cash, stock, or otherwise, as may be determined by the Board of Directors, may be declared and paid upon the Common Stock, from time to time, out of any funds legally available therefor, and no holder of any Shares of any Series of Preferred Stock, as such, shall be entitled to participate in any such dividend.

(F)	The Corporation, at the option of the Board of Directors, may, at any time permitted by the resolution or resolutions adopted by the Board of Directors providing for the issuance of any Series of Preferred Stock, and at the redemption price per Share fixed and determined for such Series, redeem the whole or any part of the Shares of such Series at the time outstanding (the total sum so payable on any such redemption being herein referred to as the “redemption price”). Notice of every such redemption shall be mailed to the holders of record of the Shares of such Series so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed at least 30 days in advance of the date designated for such redemption to the holders of record of Shares so to be redeemed. In case of the redemption of a part only of any Series at the time outstanding, the Shares of such Series so to be redeemed shall be selected by lot or pro rate in such manner as the Board of Directors may determine.

(G)	If, on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Shares so called for redemption, then, notwithstanding that any certificates for Shares of Preferred Stock so called for redemption shall not have been surrendered for cancellation, the Shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights of holders of the Shares of Preferred Stock so called for redemption shall forthwith, after such redemption date, cease and terminate, excepting only the right of the holders thereof to receive the redemption price therefor but without interest. Any moneys so set aside by the Corporation and unclaimed at the end of six years from the date designated for such redemption shall revert to the general funds of the Corporation; after which reversion, the holders of such Shares so called for redemption shall look only to the Corporation for payment of the redemption price, and such Shares shall not still be deemed to be outstanding.

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(H)	Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the Preferred Stock of each Series shall be entitled, before any distribution shall be made to the Common Stock or to any other class of stock junior to the Preferred Stock, to be paid the amount fixed and determined by the board of Directors for such Series as herein provided, plus accrued and unpaid dividends thereon to the date of distribution, but the Preferred Stock shall not be entitled to any further payment, and any remaining net assets shall be distributed ratably to the outstanding Common Stock. If, upon such liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation shall be insufficient to permit the payment to all outstanding Shares of Preferred Stock of all Series of the full preferential amounts to which they are respectively entitled, then the entire net assets of the Corporation shall be distributed ratably to all outstanding Shares of Preferred Stock of all Series in proportion to the full preferential amount to which each Share is entitled. Neither a consolidation nor a merger of the Corporation with or into any other corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up within the meaning of this section.

(I)	The Preferred Stock shall not be convertible, except to the extent that any one or more Series thereof may be issued with the privilege of conversion as may be determined by the Board of Directors prior to issuance of any Shares of such Series as herein set forth.

If the Shares of any Series are so issued with the privilege of conversion, then, at the option of the respective holders thereof, the Preferred Stock of such Series shall be convertible into a number of fully paid and non-assessable Shares of the Common Stock or any other class of stock of the Corporation at the conversion rate, or upon payment to the Corporation of the conversion price, which is in effect for the Preferred Stock of such Series at the time of such conversion. The initial conversion rate or conversion price (including, in the latter case, the number of Shares of Common Stock or other class of stock issuable upon conversion), and the terms and conditions of conversion for each Series issued with the privilege of conversion shall be fixed and determined by the Board of Directors as hereinafter provided. Such conversion price or conversion rate, with respect to any such Series, may be subject, from time to time, to adjustment by virtue of issuance of securities or rights to purchase securities of the Corporation, or upon any capital reorganization or reclassification of the Common Stock of the Corporation, or the consolidation or merger of the Corporation, or the sale, conveyance, lease, or other transfer by the Corporation of all or substantially all of its property, or in other circumstances, all to the extent and in the manner fixed and determined by the Board of Directors as herein set forth.

(J)	Shares of any Series of Preferred Stock which have been issued and reacquired in any manner by the Corporation (including Shares redeemed, Shares purchased and retired, and Shares which, if convertible or exchangeable, have been converted into or exchanged for Shares of stock of any other class, classes, or Series) shall have the status of authorized and unissued Shares of Preferred Stock and may be reissued as a part of the Series of which they were originally a part, or may be reclassified and reissued as part of a new Series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or as part of any other Series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors provided for the issue of any Series of Preferred Stock.

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(K)	None of the holders of Preferred Stock of any Series shall have any voting powers for any purpose, except as may be specifically required by law, or except as any such right to vote may be fixed and determined by the Board of Directors prior to issuance of any Shares of such Series as herein provided.

(L)	In order the Board of Directors to establish a Series of Preferred Stock, the Board of Directors shall adopt a resolution or resolutions setting forth the designation and the number of Shares of such Series and the relative rights and preferences thereof in respect of the foregoing particulars. The Board of Directors may redesignate any Shares of any Series theretofore established that have not been issued, or that have been issued and retired, as Shares of some other Series, or change the designation of outstanding Shares where desired to prevent confusion.

(M)	For the purposes hereof and of any resolution of the Board of Directors providing for the classification or reclassification of any Shares of Preferred Stock:

(i) The term “outstanding,” when used in reference to Shares of stock, shall mean issued Shares, excluding Shares held by the Corporation or a subsidiary, and Shares called for redemption; funds for the redemption of which shall have been deposited in trust;

Common Stock

Subject to the foregoing provisions, dividends may be declared on the Common Stock, and each Share of Common Stock shall entitle the holder thereof to one vote in all proceedings in which action shall be taken by stockholders of the Corporation.

All said shares may be issued by the Corporation from time to time for such considerations as may be fixed by the Board of Directors.

Section 2. Rights of the Board of Directors to Decrease in Number of Issued and Outstanding Shares of Class or Series.

(A)	The Company’s Board of Directors shall have the right to decrease the number of issued and outstanding shares of any or more classes or series of the Company’s capital stock as held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series may do so if:

(i) The Company’s board of directors adopts a resolution setting forth the proposal to decrease the number of issued and outstanding shares of any class or series; and

(ii) The proposal is approved by the vote of stockholders holding a majority of the voting power of the affected class or series, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the affected class or series.

(B)	If the proposal required by subsection (A) is approved by the stockholders entitled to vote, the Corporation may reissue its stock in accordance with the proposal after the effective date and time of the change.

(C)	Except as otherwise provided or required by NRS 78.2055, if a proposed decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference, or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease, or such greater proportion as may be provided in the articles of incorporation, regardless of limitations or restrictions on the voting power of the adversely affected class or series. The decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the decrease if the articles of incorporation specifically deny the right to vote on such a decrease.

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(D)	Any proposal to decrease the number of issued and outstanding shares of any class or series, if any, that includes provisions pursuant to which only money will be paid or scrip will be issued to stockholders who:

(i) Before the decrease in the number of shares becomes effective, hold 1 percent or more of the outstanding shares of the affected class or series; and

(ii) Would otherwise be entitled to receive a fraction of a share in exchange for the cancellation of all their outstanding shares.

FIFTH. The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the By-Laws of this Corporation, providing that the number of directors shall not be reduced to fewer than two (2).

SIXTH. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

SEVENTH. The name and post office address of the persons signing this Amendment to the Articles of Incorporation are as follows:

NAME	POST OFFICE ADDRESS

John Michael Johnson	901 Mopac Expressway South,
Building 1, Suite 300,
78746 Austin, Texas

Dominic J. Majendie	901 Mopac Expressway South,
Building 1, Suite 300,
78746 Austin, Texas

EIGHTH. The resident agent for this Corporation shall remain:

INCORP SERVICES, INC.

The address of said agent, and, the registered or statutory address of this Corporation in the state of Nevada, shall be:

3773 Howard Hughes Parkway, STE 500S

Las Vegas, Nevada 89169

NINTH. The Corporation is to have perpetual existence.

TENTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized, subject to the By-Laws, if any, adopted by the Stockholders:

(A)	to make, alter or amend the By-Laws of the Corporation;

(B)	to fix the amount to be reserved as working capital over and above its capital stock paid in; to authorize and cause to be executed, mortgages and liens upon the real and personal property of this Corporation;

(C)	by resolution passed by a majority of the whole Board, to designate one (1) or more committees, each committee to consist of one or more of the Directors of the Corporation, which, to the extent provided in the resolution, or in the By-Laws of the Corporation, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation. Such committee, or committees, shall have such name, or names, as may be stated in the By-Laws of the Corporation, or as may be determined from time to time by resolution adopted by the Board of Directors; and

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(D)	when and as authorized by the affirmative vote of the Stockholders holding stock entitling them to exercise at least a majority of the voting power given at a Stockholders meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the Board of Directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its Board of Directors deems expedient and for the best interests of the Corporation.

ELEVENTH. No shareholder shall be entitled as a matter of right to subscribe for or receive additional shares of any class of stock of the Corporation, whether now or hereafter authorized, or any bonds, debentures or securities convertible into stock, but such additional shares of stock or other securities convertible into stock may be issued or disposed of by the Board of Directors to such persons on such terms as in its discretion it shall deem advisable.

TWELFTH. No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

THIRTEENTH This Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon Stockholders herein are granted subject to this reservation.

FOURTEENTH. In the event of a dispute concerning any claims against the Corporation any one or all of the Corporation’s Directors, its officers or any combination of them asserting a violation of the Nevada Revised Statutes, the prevailing party in such dispute, whether by legal proceedings or otherwise, shall be reimbursed immediately for the reasonably incurred attorneys’ fees, and other costs and expenses by the other parties to the dispute.

THIRD: That said amendment was duly adopted in accordance with provisions of Section 78.390 of the Nevada General Corporation Law.

The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 28,446,834 shares of the Corporation’s Common Stock and that said changes and amendment have been consented to and approved by a majority vote of the stockholders holding a majority of each class of stock outstanding and entitled to vote thereon.

WE, THE UNDERSIGNED, being the duly elected President and the Secretary of the Corporation pursuant to the Nevada Revised Statutes of the State of Nevada, do make and file this Amendment to the Corporation’s Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands this [   ] day of [   ] 2023.

J. Michael Johnson
President and Director

Dominic J Majendie
Corporate Secretary

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Appendix B

BYLAWS

of

NEXT-ChemX Corporation

(a Nevada corporation)

ARTICLE I

Meetings of Stockholders and Other Stockholder Matters

SECTION 1. Annual Meeting. Except as provided in Section 3 of this Article 1, an annual meeting of the stockholders of NEXT-ChemX Corporation, a Nevada corporation (hereinafter, the “Corporation”) shall be held for the election of directors and for the transaction of such other proper business at such time, date and place, either within or without the State of Nevada or over the Internet or by other means of remote communication, as shall be designated by resolution of the Board of Directors from time to time. The Corporation shall hold its Annual General Meeting not less than every calendar year.

SECTION 2. Special Meetings. Except as provided in Section 3 of this Article 1, special meetings of stockholders for any purpose or purposes may be called by the Board of Directors, or by a committee of the Board of Directors that has been designated by the Board of Directors and whose powers and authority, as expressly provided in a resolution of the Board of Directors, include the power to call such meetings, and shall be held at such time, date and place, either within or without the State of Nevada or over the Internet or by other means of remote communication, as shall be designated by resolution of the Board of Directors or such committee. Special meetings of stockholders may not be called by any other person or persons.

SECTION 3. Actions taken by a Majority of the Shareholders. any action required or permitted to be taken at the annual meeting or at any special meeting may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

SECTION 4. Notice of Meetings. Written notice of each meeting of the stockholders, which shall state the time, date and place of the meeting and in the case of a special meeting, the purpose or purposes for which it is called, shall, unless otherwise provided by applicable law, listing regulations, the Articles of Incorporation or these bylaws, be given not less than ten (10) nor more than sixty (60) days before the date of such meeting to each stockholder entitled to vote at such meeting, and, if mailed, it shall be deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Stockholders may elect to receive their notice via email. Whenever notice is required to be given, a written waiver thereof signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 5. In-Person, Virtual-Only and Hybrid Shareholder Meetings. The annual meeting and special meetings of the stockholders may be held (a) In Person, (b) Virtual-Only, or (c) Hybrid. The Board of Directors shall specify the form of the stockholders’ meeting by resolution; if no such determination is made the meeting will be In-Person. Virtual-Only meetings are held solely either by the Internet or another form of remote communication (“Remote Communication”); Hybrid meetings are held with the participation of stockholders attending both in person and by Remote Communication. Remote Communication shall allow a stockholder to (1) participate, (2) be deemed present and (3) vote at all stockholder meetings.

SECTION 6. Adjournments. Any meeting of the stockholders may adjourn from time to time to reconvene in the same form, at the same or some other place or virtually, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum may be present, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 7. Quorum. Except as otherwise provided by Nevada law, the Articles of Incorporation or these bylaws, at any meeting of the stockholders the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, shall be present in person or represented by proxy in order to constitute a quorum for the transaction of any business. In the absence of a quorum, the holders of a majority of the shares present in person or represented by proxy and entitled to vote may adjourn the meeting from time to time in the manner described in Section 4 of this Article I.

SECTION 6. Organization. At each meeting of the stockholders, the Chairman of the Board, or in his absence or inability to act, the Chief Executive Officer or in his absence, the President or, in his absence or inability to act, a Vice President or, in the absence or inability to act of such persons, any person designated by the Board of Directors, or in the absence of such designation, any person chosen by a majority of those stockholders present in person or represented by proxy, shall act as chairman of the meeting. The Corporate Secretary or, in his absence or inability to act, any person appointed by the chairman of the meeting shall act as secretary of the meeting and keep the minutes thereof.

SECTION 7. Notice of Business. At any annual meeting of the stockholders of the Corporation, only such business shall be conducted as shall have been brought before the meeting. To be properly brought before an annual meeting, such business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors; or (iii) otherwise properly brought before the meeting by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in this Section 7, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 7. For business to be properly brought before an annual meeting of the stockholders by a stockholder, the stockholder shall have given timely notice thereof in writing to the Corporate Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to, or emailed or mailed and received by the Corporate Secretary at the principal executive office of the Corporation: 1) in the case of nominations to the Board of Directors of the Corporation, as set out in Section 6 of Article 2; and 2) in all other proposals not less than 30 days nor more than 90 days prior to the date on which the Corporation is required to file its annual report to its Stockholders or March 31, whichever is earlier. Such stockholder’s notice to the Corporate Secretary of the Corporation shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and, in the event that such business includes a proposal to amend any document, including these bylaws, the language of the proposed amendment, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder and (d) any material interest of such stockholder in such business. In addition, where a proposal is made to submit a candidate(s) for inclusion at next annual general meeting, such proposal must include detailed information regarding the nominee(s). Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting of the stockholders except in accordance with the procedures set forth in this Section 7. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 7, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder with respect to matters set forth in this Section 7.

SECTION 8. Order of Business; Conduct of Meetings. The order of business at all meetings of the stockholders shall be as determined by the chairman of the meeting. When stockholders’ meetings are being held at which stockholders are participating by Remote Communication, the Corporation shall :

(i)	take reasonable measures to verify that each person deemed present and permitted to vote at the meeting is a stockholder or the holder of a valid proxy from a Corporation stockholder;
(ii)	take reasonable measures to provide participating stockholders and proxy holders a reasonable opportunity to participate in the meeting, including an opportunity to read or hear the proceedings as they happen substantially and concurrently with such proceedings, and to vote on matters submitted to the stockholders; and
(iii)	maintain a record of votes and other actions taken at the meeting.

SECTION 9. Voting; Proxies. Unless otherwise provided by Nevada law or in the Articles of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock which has voting power upon the matter in question held by such stockholder either (i) on the date fixed pursuant to the provisions of Section 10 of Article I of these bylaws as the record date for the determination of the stockholders to be entitled to notice of or to vote at such meeting; or (ii) if no record date is fixed, then at the close of business on the day next preceding the day on which notice is given. Each stockholder entitled to vote at any meeting of the stockholders may authorize another person or persons to act for him by proxy. Any such proxy shall be delivered to the secretary of such meeting or to the Corporate Secretary at or prior to the time designated in the order of business for so delivering such proxies. stockholders participating at a stockholder meeting using Remote Communication must deliver their proxy to the Corporate Secretary of the Corporation at least 5 working days prior to the meeting. At all meetings of the stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. On all other matters, except as otherwise required by Nevada law or the Articles of Incorporation, a majority of the votes cast at a meeting of the stockholders shall be necessary to authorize any corporate action to be taken by vote of the stockholders. Unless required by Nevada law, or determined by the chairman of the meeting to be advisable, the vote on any question other than the election of directors need not be by written ballot. On a vote by written ballot, each written ballot shall be signed by the stockholder voting, or by his proxy if there be such proxy, and shall state the number of shares voted.

SECTION 10. Fixing of Record Date for Stockholder Meetings. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors shall fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be the close of business on the day next preceding the day on which notice is given, or if notice is waived or a majority of the stockholders have taken the decisions put before the stockholders in accordance with Section 3 of Article 1, at the close of business on the day preceding the day on which the said decisions are first announced or the stockholder meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided however, that the Board of Directors may fix a new record date for the adjourned meeting in particular should applicable law or regulations require.

SECTION 11. Fixing a Record Date for Other Purposes. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 12. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if the meeting is to be held virtually, at a place designated by the Board of Directors. If no location is specified, the list shall be made available either at the place where the meeting is to be held or at the registered offices or another office of the Corporation or another designated location. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

SECTION 13. Inspectors. The Board of Directors may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting shall appoint inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, question or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.

SECTION 14. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the lists required by Sections 10 and 12 of this Article I or to vote in person or by proxy at any meeting of the stockholders.

ARTICLE II

Board of Directors

SECTION 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not, by Nevada law or the Articles of Incorporation, directed or required to be exercised or done by the stockholders.

SECTION 2. Number, Qualification. Except as otherwise fixed by or pursuant to provisions of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed from time to time by affirmative vote of a majority of the directors then in office.

SECTION 3. Elections and Terms. The Board of Directors, other than those who may be elected by the holders of any classes or series of stock having a preference over the common stock as to dividends or upon liquidation, shall be elected for a term ending at the next following annual meeting of stockholders and until their successors have been duly elected and qualified.

SECTION 4. Newly Created Directorships and Vacancies. Except as otherwise fixed by or pursuant to provisions of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Except as otherwise provided under Nevada law, newly created directorships and vacancies resulting from any cause may not be filled by any other person or persons. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term and until such director’s successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any director then in office.

SECTION 5. Removal and Resignation. Except as otherwise fixed by or pursuant to provisions of the Articles of Incorporation relating to the rights of the holders of any class or series of stock having a preference over common stock as to dividends or upon liquidation to elect additional directors under specified circumstances, any director may be removed from office only for cause and only by the affirmative vote of the holders of two-thirds of the outstanding shares of stock entitled to vote generally in the election of directors. Any director may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 6. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election by the stockholders as directors of the Corporation. Nominations of persons for election as directors of the Corporation may be made at an annual meeting of stockholders (i) by or at the direction of the Board of Directors; (ii) by any nominating committee or persons appointed by the Board of Directors; or (iii) by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 6 of Article II. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Corporate Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive office of the Corporation or emailed to the Corporate Secretary within the period of three months immediately prior to the end of the Corporation’s fiscal year that immediately precedes the year in which the annual general meeting is to be held. Director nominations by stockholders must go before the Board of Directors or a board committee with authority to vet such candidates to examine the suitability of the candidate concerned. Prior to inclusion in the election list, the Board of Directors or its committee and the Chairman should interview each candidate and may require additional information prior to inclusion. The said interviews and the receipt of any additional information should be completed before the earlier of the deadline for the publication of the Annual Report of the Corporation to its stockholders or March 31 of the year in which the annual general meeting is to be held. Such stockholder’s notice to the Corporate Secretary of the Corporation shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as now or hereafter amended; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election by the stockholders as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The chairman of the annual meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

SECTION 7. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board of Directors may from time to time determine. Regular meeting of the Board of Directors shall usually be held quarterly following presentation of the quarterly financial statements and the draft annual report to the stockholders, as well as immediately following the annual general meeting or the announcement of the entry into force of decisions made by the majority of the stockholders. Such meetings may be replaced by a unanimous written decision. Such meetings may be held virtually using the Internet or any other means of remote communication. Notice of regular meetings of the Board of Directors need not be given except as otherwise required by Nevada law or these bylaws.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the Chairman of the Board of Directors, the Chief Executive Officer or by a majority of the entire Board of Directors. Such meetings may be held virtually using the Internet or any other means of remote communication.

SECTION 9. Notice of Meetings. Notice of each special meeting of the Board of Directors (and of each regular meeting for which notice shall be required) shall be given by the Corporate Secretary as hereinafter provided in this Section 9 of Article II, in which notice shall be stated the time and place of the meeting. Except as otherwise required by Nevada law or these bylaws, such notice need not state the purpose(s) of such meeting. Notice of each any meeting shall be sent addressed to each director by electronic mail at such director’s email address of record or may be sent by telegraph, telex, cable or wireless, or be delivered to such director personally, by facsimile or by telephone, at least 24 hours before the time at which such meeting is to be held; notice may also be mailed, postage prepaid, addressed to such director at such director’s residence or usual place of business, by registered mail, return receipt requested delivered at least two (2) days before the day on which such meeting is to be held, or. A written waiver of notice, signed by the director entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Notice of any such meeting need not be given to any director who shall, either before or after the meeting, submit a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him.

SECTION 10. Quorum and Manner of Acting. Except as hereinafter provided, a majority of the whole Board of Directors shall be present in person or by means of the Internet, a conference telephone or other forms of Remote Communication which allow all persons participating in the meeting to hear each other at the same time at any meeting of the Board of Directors in order to constitute a quorum for the transaction of business at such meeting; and, except as otherwise required by Nevada law, the Articles of Incorporation or these bylaws, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum at any meeting of the Board of Directors, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of the time and place of any such adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. The directors shall act only as a Board and the individual directors shall have no power as such.

SECTION 11. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board of Directors.

SECTION 12. Participation by Remote Communication. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment or by the Internet or any other means of communication that allows Remote Communication either audibly or with video and voice, provided however, the system used allows all persons participating in the meeting to hear each other at the same time. Participation in such a meeting shall constitute presence in person at such meeting.

SECTION 13. Organization. At each meeting of the Board of Directors, the Chairman of the Board or, in his absence or inability to act, the Chief Executive Officer or, in his absence or inability to act, another director chosen by a majority of the directors present shall act as chairman of the meeting and preside thereat. The Corporate Secretary or, in his absence or inability to act, any person appointed by the chairman shall act as secretary of the meeting and keep the minutes thereof.

SECTION 14. Compensation. A committee of the Board of Directors established for such purpose shall have authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity. In the absence of such a committee, the Board of Directors shall fix such remuneration and reimbursement.

ARTICLE III

Committees

SECTION 1. Committees. In connection with the implementation of good corporate governance, the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may assign the right to fill vacancies in, change the membership of and define the rules of action of such committees. The Board of Directors shall have the power to dissolve any committee and to reverse the actions of any committee if it deems fit. Any committee established for any a purpose, or in its absence, Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of such absent or disqualified member. Any such committee, to the extent provided by Nevada law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep written minutes of its proceedings and shall report such minutes to the Board of Directors when required but not less than annually at the fiscal year end. All such proceedings shall be subject to revision or alteration by the Board of Directors; provided however, that applicable laws, and listing regulations allow and third parties are not be prejudiced by such revision or alteration.

SECTION 2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these bylaws.

SECTION 3. Standing Committees. Notwithstanding anything contained in this Article III to the contrary, the Board of Directors shall maintain two (2) standing committees consisting of (i) a Corporate Governance Committee; and (2) an Audit Committee. The Corporate Governance Committee shall consist of at least three (3) members of the Board of Directors who are “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and who are “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Corporate Governance Committee shall have the power and authority to recommend general compensation polices to the full Board of Directors, oversee the Corporation’s compensation plans, establish the compensation levels for the Corporation’s Chief Executive Officer and other Executive Officers and advise the full Board of Directors on general compensation policies for the Corporation’s Executive Officers. The Audit Committee shall consist of at least three (3) members of the Board of Directors, none of which shall also serve as an Executive Officer of the Corporation. The Audit Committee shall have the power and authority to review and report to the full Board of Directors with respect to the selection, retention, termination and terms of engagement of the Corporation’s independent public accountants and maintain communications among the Board of Directors, the independent public accountants and the Corporation’s internal accounting staff with respect to accounting and audit procedures. The Audit Committee shall also have the power and authority to review the Corporation’s processes, internal accounting and control procedures and policies and related matters with the Corporation’s management.

ARTICLE IV

Officers

SECTION 1. Number. The officers of the Corporation shall be elected by the Board of Directors and shall consist of the following: Chairman of the Board; Chief Executive Officer, and/or a President; one or more Vice Presidents, Corporate Secretary; Treasurer or Chief Financial Officer. The Board of Directors may appoint such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period that it may deem advisable unless otherwise required by Nevada law.

SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors on the advice of the Corporate Governance Committee at its first meeting held after each annual meeting of stockholders or as soon thereafter as conveniently may be. The Chief Executive Officer, on the advice of the Corporate Governance Committee, shall appoint persons to other officer positions as he or she deems desirable and such appointments, if any, shall serve at the pleasure of the Board of Directors. Each officer shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

SECTION 3. Resignations. Any officer may resign at any time upon written notice to the Corporation. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4. Removal, Temporary Suspension. Any officer or agent of the Corporation may be removed, either with or without cause, at any time, by the Board of Directors acting on the advice of the Corporate Governance Committee at any meeting of the Board of Directors or, except in the case of an officer or agent elected or appointed by the Board of Directors, by the Chief Executive Officer, but any such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any Officer of the Corporation may be suspended temporarily by the Corporate Governance Committee for a period of not more than five (5) days pending the convening of a special board meeting.

SECTION 5. Vacancies. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, may be filled for the unexpired portion of the term of the office which shall be vacant by the Board of Directors at any special or regular meeting.

SECTION 6. Powers and Duties of Executive Officers. The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed in a resolution by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

SECTION 7. The Chairman of the Board. The Chairman of the Board shall be an officer of the Corporation for the purpose of executing agreements and other instruments on behalf of the Corporation but shall not be an employee of the Corporation. He shall, if present, preside at each meeting of the stockholders and of the Board of Directors and shall be an ex-officio member of all committees of the Board of Directors. Such person shall perform all duties incident to the office of Chairman of the Board and such other duties as may from time to time be assigned to such person by the Board of Directors.

SECTION 8. The Chief Executive Officer. The Chief Executive Officer shall have the general and active supervision and direction over the business operations and affairs of the Corporation and over the other officers, agents and employees and shall see that their duties are properly performed. At the request of the Chairman of the Board, or in the case of his absence or inability to act, the Chief Executive Officer shall perform the duties of the Chairman of the Board and when so acting shall have all the powers of, and be subject to all the restrictions upon the Chairman of the Board. Such person shall perform all duties incident to the office of Chief Executive Officer and such other duties as may from time to time be assigned to such person by the Board of Directors.

SECTION 9. The President. If appointed, the President shall be the chief operating officer of the Corporation and shall have general and active supervision and direction over the business operations and affairs of the Corporation and over its several officers, agents and employees, subject, however, to the direction of the Chief Executive Officer and the control of the Board of Directors. In general, the President shall have such other powers and shall perform such other duties as usually pertain to the office of chief operating officer or as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

SECTION 10. Vice Presidents. Each Vice President shall have such powers and perform such duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

SECTION 11. The Treasurer or Chief Financial Officer. The Treasurer or Chief Financial Officer shall (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation; (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall be responsible for the required reporting of the Corporation’s finances to regulatory and tax authorities; (c) cause all monies and other valuables to be deposited to the credit of the Corporation in such depositories as may be designated by the Board of Directors or, when no instruction is given, as shall be prudent for security and accessibility; (d) receive, and give receipts for, monies due and payable to the Corporation from any source whatsoever; (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board of Directors, taking proper vouchers therefor; and (f) in general, have all the powers and perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

SECTION 12. The Corporate Secretary. The Corporate Secretary shall (a) record the proceedings of the meetings of the stockholders and directors in a minute book to be kept for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the records and the seal of the Corporation (d) affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) or the Corporation has appointed a transfer agent to handle the issuance and control of stock certificates and records of stockholders and (e) affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal; (f) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and (e) in general, have all the powers and perform all the duties incident to the office of Corporate Secretary and such other duties as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

SECTION 13. Officers’ Bonds or Other Security. The Board of Directors may secure the fidelity of any or all of its officers or agents by bond or otherwise, in such amount and with such surety or sureties as the Board of Directors may require.

SECTION 14. Compensation. The compensation of the officers of the Corporation for their services as such officers shall be fixed from time to time by the Corporate Governance Committee or in its absence by the Board of Directors; provided however, that the Corporate Governance Committee or the Board of Directors may delegate to the Chief Executive Officer or to another senior officer the power to fix the compensation of officers and agents engaged by the Chief Executive Officer. An officer of the Corporation shall not be prevented from receiving compensation by reason of the fact that such person is also a director of the Corporation.

ARTICLE V

Shares of Stock

SECTION 1. Stock Certificates. Every holder of stock in the Corporation shall be entitled either to have a certificate signed by or in the name of the Corporation by the Chairman of the Board or the Chief Executive Officer, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Corporate Secretary or an Assistant Secretary, certifying the number of shares owned by such holder in the Corporation, or to hold such shares in electronic form duly registered with the transfer agent. Any of or all the signatures on any certificate may be a facsimile. In case any officer, or other person authorized by the Board of Directors, who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, or authorized person before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

SECTION 2. Books of Account and Record of Stockholders. The books and records of the Corporation may be kept at such places, within or without the State of Nevada, as the Board of Directors may from time to time determine. The stock record books and the blank stock certificate books shall be kept by the Corporate Secretary or by any other officer or agent designated by the Board of Directors.

SECTION 3. Transfer of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation only upon authorization by the registered holder thereof, or by his attorney hereunto authorized by power of attorney duly executed and filed with the Corporate Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon or in such manner as shall be defined by the transfer agent. Except as otherwise provided by Nevada law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation may hold any such stockholder of record liable for calls and assessments and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person whether or not it shall have express or other notice thereof. Whenever any transfers of shares shall be made for collateral security and not absolutely, and both the transferor and transferee request the Corporation to do so, such fact shall be stated in the entry of the transfer.

SECTION 4. Regulations. The Board of Directors may make such additional rules and regulations, not inconsistent with these bylaws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer agents or one or more transfer clerks and one or more registrars and may require all certificates for shares of stock to bear the signature or signatures of any of them.

SECTION 5. Lost, Stolen or Destroyed Stock Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient, as the Board of Directors in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. Anything herein to the contrary notwithstanding, the Board of Directors, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to judicial proceedings under the laws of the State of Nevada.

ARTICLE VI

Contracts, Checks, Drafts, Bank Accounts, Etc.

SECTION 1. Execution of Contracts. Except as otherwise required by applicable law, the Articles of Incorporation or these bylaws, any contract or other instrument may be executed and delivered in the name and on behalf of the Corporation by such officer or officers (including any assistant officer) of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board of Directors may determine. Unless authorized by the Board of Directors or expressly permitted by these bylaws, no officer or agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it pecuniary liable for any purpose or to any amount.

SECTION 2. Loans. Unless the Board of Directors shall otherwise determine, the Chief Executive Officer or President may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, but no officer or officers shall mortgage, pledge, hypothecate or transfer any securities or other property of the Corporation other than in connection with the purchase of chattels for use in the Corporation’s operations, except when authorized by the Board of Directors.

SECTION 3. Checks, Drafts, Bank Accounts, etc. All checks, drafts, bills of exchange or other orders for the payment of money out of the funds of the Corporation, and all notes or other evidence of indebtedness of the Corporation, shall be signed in the name and on behalf of the Corporation by such persons and in such manner as shall from time to time be authorized by the Board of Directors.

SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositaries as the Board of Directors may from time to time designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. For the purpose of deposit and for the purpose of collection for the account of the Corporation, checks, drafts and other orders for the payment of money which are payable to the order of the Corporation may be endorsed, assigned and delivered by any officer or agent of the Corporation.

SECTION 5. General and Special Bank Accounts. The Board of Directors may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositaries as the Board of Directors may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may from time to time be delegated by the Board of Directors. The Board of Directors may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these bylaws, as it may deem expedient.

ARTICLE VII

Indemnification

SECTION 1. Right To Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is a party or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, or by or in the right of the Corporation to procure a judgment in its favor (a “Proceeding”), by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity, including serving with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided however , with respect to a Proceeding involving the right of the Corporation to procure judgment in its favor, such indemnification shall only cover expenses (including attorney fees) and shall only be made if such person acted in good faith and in a manner such person reasonably believed to be in the best interests of the Corporation and shall not be made with respect to any Proceeding as to which such person has been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Nevada or the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Nevada or such other court shall deem proper. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

SECTION 2. Prepayment of Expenses. Expenses incurred in defending any Proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it should be ultimately determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VII or otherwise.

SECTION 3. Claims. If a claim for indemnification or payment of expenses under this Article VII is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable Nevada law.

SECTION 4. Non-Exclusivity of Rights. The indemnification provided by this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under these bylaws or any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 5. Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

SECTION 6. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Nevada law, the Articles of Incorporation or of this Article VII.

SECTION 7. Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection hereunder of any person respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VIII

General Provisions

SECTION 1. Registered Office. The registered office and registered agent of the Corporation will be as specified in the Articles of Incorporation of the Corporation.

SECTION 2. Other Offices. The Corporation may also have such offices, both within or without the State of Nevada, as the Board of Directors may from time to time determine or the business of the Corporation may require.

SECTION 3. Fiscal Year. The fiscal year of the Corporation shall be so determined by the Board of Directors.

SECTION 4. Seal. The seal of the Corporation shall be circular in form, shall bear the name of the Corporation and shall include the words and numbers “Corporate Seal”, “Nevada” and the year of incorporation.

SECTION 5. Voting Securities Owned By Corporation. Voting securities in any other corporation held by the Corporation shall be voted by the Chief Executive Officer, unless the Board of Directors specifically confers authority to vote with respect thereto, which authority may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.

SECTION 6. Inspection of Books and Records. Any stockholder who has been a stockholder for at least six (6) months and who controls at least five percent (5%) of the outstanding shares (or who is authorized by the holders of at least five percent (5%) of the outstanding shares) may, upon written demand under oath stating the purpose thereof, request copies of the documents held by the registered agent or transfer agent of the Corporation. These documents are (1) the articles of incorporation and all amendments thereto, (2) the bylaws and all amendments thereto and (3) a stock ledger (or a duplicate stock ledger), revised annually, containing the names, alphabetically arranged, of all persons who are stockholders, showing their places of residence, if known, and the number of shares they respectively hold. A proper purpose shall mean any purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in the State of Nevada or at its principal place of business.

SECTION 7. Section Headings. Section headings in these bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

SECTION 8. Inconsistent Provisions. In the event that any provision of these bylaws is or becomes inconsistent with any provision of the Articles of Incorporation, the general corporation law of the State of Nevada or any other applicable law, the provision of these bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE IX

Amendments

These bylaws, may be adopted, amended or repealed, and new bylaws made, by the Board of Directors of the Corporation, but the stockholders of the Corporation may make additional bylaws and may alter and repeal any bylaws, whether adopted by them or otherwise, by affirmative vote of the holders of three-quarters of the outstanding shares of stock entitled to vote upon the election of directors.

I, the undersigned, being the Corporate Secretary of NEXT-ChemX Corporation, DO HEREBY CERTIFY the foregoing to be the bylaws of the Corporation, as adopted by the Stockholders of the Corporation by resolution of the majority Shareholders dated April 14, 2023 and that shall enter into force and effect on May 18, 2023.

Dominic J. Majendie

Corporate Secretary

NEXT-ChemX Corporation

www.next-chemx.com

Austin, Texas

512-663-2690

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